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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             July 21, 2005
                                                  ------------------------------

                              IMPERIAL OIL LIMITED
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Canada                       0-12014                   98-0017682
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


  111 St. Clair Avenue West, Toronto, Ontario,                     M5W 1K3
------------------------------------------------             -------------------
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:        (800) 567-3776
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

               Randy Broiles was elected a new director of Imperial Oil Limited on July 21, 2005. He will not be on any committee of the board of directors. Mr. Broiles is senior vice-president, resources division of Imperial Oil Limited.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMPERIAL OIL LIMITED


Date: July 21, 2005
                                      By: /s/  Brian Livingston
                                          --------------------------------------
                                      Name:  Brian Livingston
                                      Title: Vice-President, General Counsel and
                                             Corporate Secretary




                                      By: /s/  Marilyn Henderson
                                          --------------------------------------
                                      Name:  Marilyn Henderson
                                      Title: Assistant Secretary